                                                                     EXHIBIT 1.1

                                2,900,000 Shares

                             POLYMEDICA CORPORATION

                                  Common Stock

                             UNDERWRITING AGREEMENT


                                                                          , 1999


CIBC World Markets Corp.
First Union Capital Markets Corp.
c/o CIBC World Markets Corp.
One World Financial Center
New York, New York  10281

On behalf of the Several Underwriters named on Schedule I attached hereto.

Ladies and Gentlemen:

                  PolyMedica Corporation, a Delaware corporation (the "Company") and the stockholders of the Company named in Schedule II to this Agreement (the "Selling Stockholders"), propose, subject to the terms and conditions contained herein, to sell to you and the other underwriters named on Schedule I to this Agreement (the "Underwriters"), for whom you are acting as Representatives (the "Representatives"), an aggregate of 2,900,000 shares of the Company's Common Stock, $0.01 par value (the "Common Stock"), of which 2,250,000 are to be issued and sold by the Company, _______ are to be sold by the Selling Stockholders listed under the heading "Institutional Selling Stockholders" on Schedule II to this Agreement (the "Institutional Selling Stockholders") and _______ are to be sold by the Selling Stockholders listed under the heading "Non-Institutional Selling Stockholders" on Schedule II to this Agreement (the "Non-Institutional Selling Stockholders"); provided, however, that to the extent that any of the Sellers Stockholders do not for any reason sell any of the foregoing shares, the Company shall issue and sell in lieu thereof an equivalent number of its authorized but unissued shares (all of the foregoing shares being hereafter collectively referred to as the "Firm Shares"). The respective amounts of the Firm Shares to be purchased by each of the several Underwriters are set forth opposite their names on Schedule I hereto. In addition, the Company and the Non-Institutional Selling Stockholders propose to grant to the Underwriters an option to purchase up to an additional 435,000 shares (the "Option Shares") of Common Stock from them for the purpose of covering over-allotments in connection with the sale of the Firm Shares. Of the 435,000 Option Shares, _______ are to be issued and sold by the Company and ______ are to be sold by the Non-Institutional Selling Stockholders. The Firm Shares and the Option Shares are together called the "Shares."
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                  1. Sale and Purchase of the Shares.

                  On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

                  (a) The Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a price of $_____ per share (the "Initial Price"), the number of Firm Shares set forth opposite the name of such Underwriter under the column "Number of Firm Shares to be Purchased from the Company" on Schedule I to this Agreement, subject to adjustment in accordance with Section 11 hereof. Each of the Selling Stockholders agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Stockholders, at the Initial Price, the number of Firm Shares set forth opposite the name of such Underwriter under the column "Number of Firm Shares to be Purchased from the Selling Stockholders" on Schedule I to this Agreement, subject to adjustment in accordance with Section 11 hereof.

                  (b) The Company and each of the Non-Institutional Selling Stockholders, as and to the extent indicated in Schedule II hereto, grants to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representatives to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. The Option Shares to be sold shall be allocated among the Company and the Non-Institutional Selling Stockholders in proportion to the maximum number of Option Shares to be sold by the Company and each Non-Institutional Selling Stockholder as set forth in Schedule II hereto. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and from time to time thereafter within 30 days after the date of this Agreement, in each case upon written, facsimile or telegraphic notice, or verbal or telephonic notice confirmed by written, facsimile or telegraphic notice, by the Representatives to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

                  2. Delivery and Payment. Delivery by the Company and the Selling Stockholders of the Firm Shares to the Representatives for the respective accounts of the Underwriters, and payment of the purchase price by certified or official bank check or checks payable in New York Clearing House (same day) funds drawn to the order of the Company for the shares purchased from the Company and to the Selling Stockholders for the shares purchased from the Selling Stockholders, against delivery of the respective certificates therefor to the Representatives, shall take place at the offices of CIBC World Markets Corp., One World Financial


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Center, New York, New York 10281, at 10:00 a.m., New York City time, on the third business day following the date of this Agreement, or at such time on such other date, not later than 10 business days after the date of this Agreement, as shall be agreed upon by the Company and the Representatives (such time and date of delivery and payment are called the "Firm Shares Closing Date").

                  In the event the option with respect to the Option Shares is exercised in whole or in part on one or more occasions, delivery by the Company and the Non-Institutional Selling Stockholders of the Option Shares to the Representatives for the respective accounts of the Underwriters and payment of the purchase price thereof in immediately available funds by wire transfer or by certified or official bank check or checks payable in New York Clearing House (same day) funds to the Company for the shares purchased from the Company and to the Non-Institutional Selling Stockholders for the shares purchased from the Non-Institutional Selling Stockholders, against delivery of the respective certificates therefor to the Representatives, shall take place at the offices of CIBC World Markets Corp. specified above at the time and on the date (which may be the same date as, but in no event shall be earlier than, the Firm Shares Closing Date) specified in the notice referred to in Section 1(b) (such time and date of delivery and payment are called the "Option Shares Closing Date"). The Firm Shares Closing Date and the Option Shares Closing Date are called, individually, a "Closing Date" and, together, the "Closing Dates."

                  Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Representatives shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section l(b) and shall be made available to the Representatives for checking and packaging, at such place as is designated by the Representatives, on the full business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).

                  3. Registration Statement and Prospectus; Public Offering. The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the published rules and regulations thereunder (the "Rules") adopted by the Securities and Exchange Commission (the "Commission") a Registration Statement (as hereinafter defined) on Form S-3 (No. 333-86575), including a preliminary prospectus relating to the Shares, and such amendments thereof as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments thereof) and of the related Preliminary Prospectus (as hereinafter defined) have heretofore been delivered by the Company to you. The term "Preliminary Prospectus" means any preliminary prospectus (as described in Rule 430 of the Rules) included at any time as a part of the Registration Statement or filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules. The term "Registration Statement" as used in this Agreement means the initial registration statement (including all exhibits, financial schedules and information deemed to be a part of the Registration Statement through incorporation by reference or otherwise), as amended at the time and on the date it becomes effective (the "Effective Date") including the information (if any) deemed to be part thereof at the time of effectiveness pursuant to Rule 430A of the Rules, and as thereafter amended by post-effective amendments. If the Company has filed an abbreviated registration statement to register additional Shares pursuant to Rule 462(b) under the Rules (the "462(b) Registration Statement") then any reference herein to the Registration Statement shall also be


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deemed to include such 462(b) Registration Statement. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement at the time of effectiveness or, if Rule 430A of the Rules is relied on, the term Prospectus shall also include the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules.

                  The Company and the Selling Stockholders understand that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Prospectus, as soon after the Effective Date and the date of this Agreement as the Representatives deem advisable. The Company and the Selling Stockholders hereby confirm that the Underwriters and dealers have been authorized to distribute or cause to be distributed each Preliminary Prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

                  4. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter and to each Institutional Selling Stockholder as follows:

                  (a) On the Effective Date, the Registration Statement complied, and on the date of the Prospectus, the date any post-effective amendment to the Registration Statement becomes effective, the date any supplement or amendment to the Prospectus is filed with the Commission and each Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the applicable provisions of the Securities Act and the Rules and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder. The Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the Effective Date and the other dates referred to above neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. Notwithstanding the foregoing, none of the representations and warranties in this paragraph 4(a) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration Statement or the Prospectus. With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration


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         Statement or the Prospectus is the paragraph with respect to stabilization on the inside front cover page of the Prospectus and the statements contained under the caption "Underwriting" in the Prospectus.

                  (b) The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or are threatened under the Securities Act. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b).

                  (c) The documents incorporated by reference in the Registration Statement and the Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and, when read together and with the other information in the Registration Statement and the Prospectus, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent that any statements in such documents have been superseded by statements specifically set forth in the Registration Statement and the Prospectus.

                  (d) The financial statements of the Company (including all notes and schedules thereto) included or incorporated by reference in the Registration Statement and Prospectus present fairly the financial position, the results of operations, the statements of cash flows and the statements of stockholders' equity and the other information purported to be shown therein of the Company at the respective dates and for the respective periods to which they apply; and such financial statements and related schedules and notes have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of the results for such periods have been made. The summary and selected financial data included in the Prospectus present fairly the information shown therein as at the respective dates and for the respective periods specified and the summary and selected financial data have been presented on a basis consistent with the consolidated financial statements so set forth in the Prospectus and other financial information.

                  (e) PricewaterhouseCoopers LLP, whose reports are filed with the Commission as a part of the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Rules.

                  (f) Exhibit 21.1 to the Registration Statement contains a true, correct and complete list of all of the subsidiaries of the Company controlled directly or indirectly by the Company (collectively, "Subsidiaries"). The Company and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of


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         its jurisdiction of its incorporation. The Company and each of its
         Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company (a "Material Adverse Effect"). The Company and each of its Subsidiaries have all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the "Permits"), to own, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect, as described in the Registration Statement and the Prospectus, except where the lack of such Permits, individually or in the aggregate, would not have a Material Adverse Effect. The Company and each of its Subsidiaries have fulfilled and performed in all material respects all of their material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Company or such Subsidiaries thereunder. Except as may be required under the Securities Act and state and foreign Blue Sky laws, no other Permits are required to enter into, deliver and perform this Agreement and to issue and sell the Shares.

                  (g) The Company and each of its Subsidiaries owns or possesses adequate and enforceable rights to use all trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively, "Intangibles") described in the Prospectus as being owned by it necessary for the conduct of its business. Neither the Company nor any of its Subsidiaries has received any notice of, or is not aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles.

                  (h) The Company and each of its Subsidiaries has good and marketable title in fee simple to all items of real property and good and marketable title to all personal property described in the Prospectus as being owned by it. Any real property and buildings described in the Prospectus as being held under lease by the Company and each of its Subsidiaries is held by it under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are described, or incorporated by reference, in the Registration Statement and the Prospectus or would not have a Material Adverse Effect.

                  (i) There are no litigation or governmental proceedings to which the Company or its Subsidiaries are subject or which are pending or, to the knowledge of the Company, threatened, against the Company or any of its Subsidiaries, which, individually or in the aggregate, might have a Material Adverse Effect, affect the consummation of this Agreement or which are required to be disclosed in the Registration Statement and the Prospectus that are not so disclosed.


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                  (j) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein, (a) there has not been any material adverse change with regard to the assets or properties, business, results of operations or financial condition of the Company; (b) neither the Company nor its Subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would have a Material Adverse Effect; and (c) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as reflected therein, neither the Company nor its Subsidiaries has (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business,
         (ii) entered into any transaction not in the ordinary course of business or (iii) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its stock.

                  (k) There is no document, contract or other agreement of a character required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or Rules. Each description of a contract, document or other agreement in the Registration Statement and the Prospectus accurately reflects in all respects the terms of the underlying document, contract or agreement. Each agreement described in the Registration Statement and Prospectus or listed in the Exhibits to the Registration Statement or incorporated by reference is in full force and effect and is valid and enforceable by and against the Company or any of its the Subsidiaries, as the case may be, in accordance with its terms. Neither the Company nor any Subsidiary, if any Subsidiary is a party, nor to the Company's knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or any of its Subsidiaries, if any of its Subsidiaries is a party thereto, of any other agreement or instrument to which the Company or any of such Subsidiaries is a party or by which the Company, any of its Subsidiaries or their properties or businesses may be bound or affected which default or event, individually or in the aggregate, would have a Material Adverse Effect.

                  (l) Neither the Company nor any of its Subsidiaries is in violation of any term or provision of its charter or by-laws or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation, individually or in the aggregate, would have a Material Adverse Effect.


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                  (m) Neither the execution, delivery and performance of this
         Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any of its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which either the Company or any of its Subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its Subsidiaries or violate any provision of the charter or by-laws of the Company or any of its Subsidiaries, except for such consents or waivers which have already been obtained and are in full force and effect and except where such event would not have a Material Adverse Effect.

                  (n) The Company has authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus. The certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company. All of the issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable. There are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any shares of Common Stock of the Company or its Subsidiaries or any such rights pursuant to its Certificate of Incorporation or by-laws or any agreement or instrument to or by which the Company or any of its Subsidiaries is a party or bound. The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or its Subsidiaries or any security convertible into, or exercisable or exchangeable for, such stock. The Common Stock and the Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus. All outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable and are owned directly by the Company or by another wholly-owned subsidiary of the Company free and clear of any security interests, liens, encumbrances, equities or claims, other than those described in the Prospectus, except that the Company owns 89% of the outstanding capital stock of Liberty Home Pharmacy Corp. and 89% of the outstanding capital stock of Liberty Direct Services Corp.

                  (o) Except for the Institutional Selling Stockholders and certain stockholders of the Company having rights under warrants originally issued to Jeffries & Co. in 1995, no holder of any security of the Company has the right to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder during the period ending 90 days after the date of this


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         Agreement (the "Lock-Up Period"). Each stockholder of the Company
         (other than the Institutional Selling Stockholders) known to the Company who, as of the expiration date of the Lock-Up Period, will own beneficially 25,000 shares or more of Common Stock and each director and executive officer of the Company, has delivered to the Representatives his enforceable written lock-up agreement in the form attached to this Agreement ("Lock-Up Agreement").

                  (p) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes and will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                  (q) Neither the Company nor any of its Subsidiaries is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would have a Material Adverse Effect. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which would have a Material Adverse Effect. The Company is not aware of any threatened or pending litigation between the Company or its Subsidiaries and any of its executive officers which, if adversely determined, could have a Material Adverse Effect and has no reason to believe that such officers will not remain in the employment of the Company.

                  (r) No transaction has occurred between or among the Company and any of its officers or directors or five percent shareholders or any affiliate or affiliates of any such officer or director or five percent shareholders that is required to be described in and is not described in the Registration Statement and the Prospectus.

                  (s) The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Shares.

                  (t) Each of the Company and its Subsidiaries has filed all Federal, state, local and foreign tax returns which are required to be filed through the date hereof, or has received extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due. There are no tax audits or investigations pending, which if adversely determined would have a Material Adverse Effect; nor are there any material proposed additional tax assessments against the Company and any of its Subsidiaries.


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                  (u) The Shares have been duly authorized for quotation on the
         National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market System, subject to official Notice of Issuance. A registration statement has been filed on Form 8-A pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which registration statement complies in all material respects with the Exchange Act.

                  (v) The Company has complied with all of the requirements and filed the required forms as specified in Florida Statutes Section 517.075.

                  (w) The books, records and accounts of the Company and its Subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its Subsidiaries. The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability,
         (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (x) Each of the Company and its Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Prospectus; all policies of insurance and fidelity or surety bonds insuring the Company or any of its Subsidiaries or the Company's or its Subsidiaries' respective businesses, assets, employees, officers and directors against such losses and risks are in full force and effect; the Company and each of its Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and neither the Company nor any Subsidiary of the Company has any reason to believe that it will not be able to renew its existing insurance coverage against such losses and risks as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. Neither the Company nor any Subsidiary has been denied any insurance coverage against such losses and risks which it has sought or for which it has applied.

                  (y) Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Company (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or may be necessary to qualify the Shares for public offering by the Underwriters under the state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

                  (z) There are no affiliations with the NASD among the Company's officers, directors or, to the best of the knowledge of the Company, any five percent or greater stockholder of the Company, except as set forth in the Registration Statement or otherwise disclosed in writing to the Representatives.

                  (aa) (i) Each of the Company and its Subsidiaries is in compliance in all material respects with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Law") which are applicable to its business; (ii) neither the Company nor its Subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) each of the Company and its Subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval; (iv) to the Company's knowledge, no facts currently exist that will require the Company or its Subsidiaries to make future material capital expenditures to comply with Environmental Laws; and
         (v) no property which is or has been owned, leased or occupied by the Company or its Subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) ("CERCLA") or otherwise designated as a contaminated site under applicable state or local law. Neither the Company nor any of its Subsidiaries has been named as a "potentially responsible party" under CERCLA.

                  (bb) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which the Company identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect.

                  (cc) The Company is not and, after giving effect to the offering and sale of the Shares and the application of proceeds thereof as described in the Prospectus, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

                  (dd) The Company, its Subsidiaries or any other person associated with or acting on behalf of the Company or its Subsidiaries including, without limitation, any director, officer, agent or employee of the Company or its Subsidiaries has not, directly or indirectly, while acting on behalf of the Company or its Subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

                  (ee) The Company has reviewed its operations and that of its Subsidiaries to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem (that is, any significant risk that computer hardware or software applications used by the Company and its subsidiaries will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000); as a result of such review, (i) the Company has no reason to believe, and does not believe, that (A) there are any issues related to the Company's preparedness to address the Year 2000 Problem that are of a character required to be described or referred to in the Registration Statement or Prospectus which have not been accurately described in the Registration Statement or Prospectus and (B) the Year 2000 Problem will have a Material Adverse Effect, or result in any material loss or interference with the business or operations of the Company and its subsidiaries, taken as a whole; and (ii) the Company reasonably believes, after due inquiry, that the suppliers, vendors, customers or other material third parties used or served by the Company and such subsidiaries are addressing or will address the Year 2000 Problem in a timely manner, except to the extent that a failure to address the Year 2000 by a supplier, vendor, customer or material third party would not have a Material Adverse Effect.

                  5. Representations and Warranties of the Non-Institutional Selling Stockholders. Each of the Non-Institutional Selling Stockholders, severally and not jointly, hereby represents and warrants to each Underwriter as follows:

                  (a) Such Non-Institutional Selling Stockholder has caused certificates for the number of Shares to be sold by such Non-Institutional Selling Stockholder hereunder to be delivered to PolyMedica Corporation (the "Custodian"), endorsed in blank or with blank stock powers duly executed, with a signature appropriately guaranteed, such certificates to be held in custody by the Custodian for delivery, pursuant to the provisions of this Agreement and an agreement dated ____________, 1999 among the Custodian and such Non-Institutional Selling Stockholder (the "Custody Agreement").

                  (b) Such Non-Institutional Selling Stockholder has granted an irrevocable power of attorney (the "Power of Attorney") to the person named therein, on behalf of such Non-Institutional Selling Stockholder, to execute and deliver this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the shares to be sold by such Non-Institutional Selling Stockholder pursuant hereto.

                  (c) This Agreement, the Custody Agreement, the Power of Attorney and the Lock-Up Agreement have each been duly authorized, executed and delivered by or on behalf of such Non-Institutional Selling Stockholder and, assuming due authorization, execution and delivery by the other parties hereto, constitutes the valid and legally binding agreement of such Non-Institutional Selling Stockholder, enforceable against such Non-Institutional Selling Stockholder in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws now or hereafter in effect relating to creditors' rights generally, and subject to general principles of equity.

                  (d) The execution and delivery by such Non-Institutional Selling Stockholder of this Agreement and the performance by such Non-Institutional Selling Stockholder of its obligations under this Agreement (i) will not contravene any provision of applicable law, statute, regulation or filing or any agreement or other instrument binding upon such Non-Institutional Selling Stockholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Non-Institutional Selling Stockholder,
         (ii) does not require any consent, approval, authorization or order of or registration or filing with any court or governmental agency or body having jurisdiction over it, except such as may be required by the Blue Sky laws of the various states in connection with the offer and sale of the Shares which have been or will be effected in accordance with this Agreement, (iii) does not and will not violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to such Non-Institutional Selling Stockholder or (iv) will not result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Non-Institutional Selling Stockholder pursuant to the terms of any agreement or instrument to which such Non-Institutional Selling Stockholder is a party or by which such Non-Institutional Selling Stockholder may be bound or to which any of the property or assets of such Non-Institutional Selling Stockholder is subject.

                  (e) Such Non-Institutional Selling Stockholder has, and on the Firm Shares Closing Date will have, valid and unencumbered title to the Shares to be sold by such Non-Institutional Selling Stockholder free and clear of any lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer, except as otherwise described in the Registration Statement and Prospectus.

                  (f) Such Non-Institutional Selling Stockholder has, and on the Firm Shares Closing Date will have, full legal right, power and authorization, and any approval required by law, to sell, assign, transfer and deliver the Shares to be sold by such Non-Institutional Selling Stockholder in the manner provided by this Agreement.

                  (g) Upon delivery of and payment for the Shares to be sold by such Non-Institutional Selling Stockholder pursuant to this Agreement, the several Underwriters will receive valid and unencumbered title to such Shares free and clear of any lien, claim, security interest or other encumbrance, provided, such Underwriters are without notice of any "adverse claim" (as such term is defined in Section 8-102(a)(1) of the New York Uniform Commercial Code (the "NYUCC")) and are otherwise bona fide purchasers for purposes of the NYUCC.

                  (h) All information relating to such Non-Institutional Selling Stockholder furnished in writing by such Non-Institutional Selling Stockholder expressly for use in the Registration Statement and Prospectus is, and on each Closing Date will be, true, correct, and complete, and does not, and on each Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading.

                  (i) Such Non-Institutional Selling Stockholder has reviewed the Registration Statement and Prospectus and, although such Non-Institutional Selling Stockholder has not independently verified the accuracy or completeness of all the information contained therein, nothing has come to the attention of such Non-Institutional Selling Stockholder that would lead such Non-Institutional Selling Stockholder to believe that (i) on the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein in order to make the statements made therein not misleading and (ii) on the Effective Date the Prospectus contained and, on each Closing Date contains, no untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (j) The sale of Shares by such Non-Institutional Selling Stockholder pursuant to this Agreement is not prompted by such Non-Institutional Selling Stockholder's knowledge of any material information concerning the Company or its Subsidiaries which is not set forth in the Prospectus.

                  (k) Such Non-Institutional Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                  (l) Such Non-Institutional Selling Stockholder has no actual knowledge that any representation or warranty of the Company set forth in Section 4 above is untrue or inaccurate in any material respect.

                  (m) The representations and warranties of such Non-Institutional Selling Stockholder in the Custody Agreement are and on each Closing Date will be, true and correct.

                  6. Representations and Warranties of the Institutional Selling Stockholders. Each of the Institutional Selling Stockholders, severally and not jointly, hereby represents and warrants to each Underwriter as follows:

                  (a) Such Institutional Selling Stockholder has caused certificates for the number of Shares to be sold by such Institutional Selling Stockholder hereunder to be delivered to PolyMedica Corporation (the "Custodian"), endorsed in blank or with blank stock powers duly executed, with a signature appropriately guaranteed, such certificates to be held in custody by the Custodian for delivery, pursuant to the provisions of this Agreement and an agreement dated ____________, 1999 among the Custodian and such Institutional Selling Stockholder (the "Custody Agreement").

                  (b) Such Institutional Selling Stockholder has granted an irrevocable power of attorney (the "Power of Attorney") to the person named therein, on behalf of such Institutional Selling Stockholder, to execute and deliver this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the shares to be sold by such Institutional Selling Stockholder pursuant hereto.

                  (c) This Agreement, the Custody Agreement and the Power of Attorney have each been duly authorized, executed and delivered by or on behalf of such Institutional Selling Stockholder and, assuming due authorization, execution and delivery by the other parties hereto, constitutes the valid and legally binding agreement of such Institutional Selling Stockholder, enforceable against such Institutional Selling Stockholder in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws now or hereafter in effect relating to creditors' rights generally, including, without limitation, the rights and priorities of creditors provided in Chapter 175, Sections 180A through 180L of the Mass. Gen. Laws in any rehabilitation or liquidation proceeding begun in the Commonwealth of Massachusetts against an insolvent Massachusetts insurer, and subject to general principles of equity.

                  (d) The execution and delivery by such Institutional Selling Stockholder of this Agreement and the performance by such Institutional Selling Stockholder of its obligations under this Agreement (i) will not contravene any provision of applicable law, statute, regulation or filing or any agreement or other instrument binding upon such Institutional Selling Stockholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Institutional Selling Stockholder, (ii) does not require any consent, approval, authorization or order of or registration or filing with any court or governmental agency or body having jurisdiction over it, except such as may be required by the Blue Sky laws of the various states in connection with the offer and sale of the Shares which have been or will be effected in accordance with this Agreement, (iii) does not and will not violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to such Institutional Selling Stockholder or (iv) will not result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Institutional Selling Stockholder pursuant to the terms of any agreement or instrument to which such Institutional Selling Stockholder is a party or by which such Institutional Selling Stockholder may be bound or to which any of the property or assets of such Institutional Selling Stockholder is subject.

                  (e) Such Institutional Selling Stockholder has, and on the Firm Shares Closing Date will have, valid and marketable title to the Shares to be sold by such Institutional Selling Stockholder free and clear of any lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer, except as otherwise described in the Registration Statement and Prospectus.

                  (f) Such Institutional Selling Stockholder has, and on the Firm Shares Closing Date will have, full legal right, power and authorization, and any approval required by law, to sell, assign, transfer and deliver the Shares to be sold by such Institutional Selling Stockholder in the manner provided by this Agreement.

                  (g) Upon delivery of and payment for the Shares to be sold by such Institutional Selling Stockholder pursuant to this Agreement, the several Underwriters will receive valid and marketable title to such Shares free and clear of any lien, claim, security interest or other encumbrance, provided such Underwriters are without notice of any "adverse claim" (as such term is defined in the NYUCC) and are otherwise bona fide purchasers for purposes of the NYUCC.

                  (h) All information relating to such Institutional Selling Stockholder furnished in writing by such Institutional Selling Stockholder expressly for use in the Registration Statement and Prospectus is, and on each Closing Date will be, true, correct, and complete, and does not, and on each Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading.

                  (i) Such Institutional Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                  (j) The representations and warranties of such Institutional Selling Stockholder in the Custody Agreement are and on each Closing Date will be, true and correct.

                  7. Conditions of the Underwriters' Obligations. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

                  (a) Notification that the Registration Statement has become effective shall have been received by the Representatives and the Prospectus shall have been timely filed with the Commission in accordance with Section 8(a) of this Agreement.

                  (b) No order preventing or suspending the use of any preliminary prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Representatives.

                  (c) The representations and warranties of the Company and the Selling Stockholder contained in this Agreement and in the certificates delivered pursuant to Section 7(d) shall be true and correct when made and on and as of each Closing Date as if made on such date. The Company and the Selling Stockholder shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by them at or before such Closing Date.

                  (d) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that (i) the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the Company in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such Closing Date, and (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and to the best of their knowledge, no proceedings for that purpose have been instituted or are pending under the Securities Act.

                  (e) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, from each of the Non-Institutional Selling Stockholders, to the effect that such Non-Institutional Selling Stockholder has carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of such Non-Institutional Selling Stockholder in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and such Non-Institutional Selling Stockholder has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by him at or prior to such Closing Date.

                  (f) The Representatives shall have received on the Firm Shares Closing Date a certificate, addressed to the Representatives and dated such Closing Date, from each of Institutional Selling Stockholders, to the effect that such Institutional Selling Stockholder has carefully examined the information concerning such Institutional Selling Stockholder contained in the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of such Institutional Selling Stockholder in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and such Institutional Selling Stockholder has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such Closing Date.

                  (g) The Representatives shall have received, at the time this Agreement is executed and on each Closing Date a signed letter from PricewaterhouseCoopers LLP addressed to the Representatives and dated, respectively, the date of this Agreement and each such Closing Date, in form and substance reasonably satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Securities Act and the Rules, that the response to Item 10 of the Registration Statement is correct insofar as it relates to them and stating in effect that:

                  (i) in their opinion the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules;

                  (ii) on the basis of a reading of the amounts included in the Registration Statement and the Prospectus under the headings "Summary Consolidated Financial Data" and "Selected Consolidated Financial Data," carrying out certain procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter, a reading of the minutes of the meetings of the stockholders and directors of the Company, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company as to transactions and events subsequent to the date of the latest audited financial statements, except as disclosed in the Registration Statement and the Prospectus, nothing came to their attention which caused them to believe that:

                           (A) the amounts in "Summary Consolidated Financial
                  Information," and "Selected Consolidated Financial Data" included in the Registration Statement and the Prospectus do not agree with the corresponding amounts in the audited and unaudited financial statements from which such amounts were derived; or

                           (B) with respect to the Company, there were, at a
                  specified date not more than five business days prior to the date of the letter, any increases in the current liabilities and long-term liabilities of the Company or any decreases in net income or in working capital or the stockholders' equity in the Company, as compared with the amounts shown on the Company's unaudited balance sheet as of June 30, 1999 and on the Company's unaudited statement of operations for the three months ended June 30, 1999 included in the Registration Statement;

                  (iii) they have performed certain other procedures as may be permitted under Generally Acceptable Auditing Standards as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement and the Prospectus and reasonably specified by the Representatives agrees with the accounting records of the Company; and

                  (iv) based upon the procedures set forth in clauses (ii) and
         (iii) above and a reading of the amounts included in the Registration Statement under the headings "Summary Consolidated Financial Data" and "Selected Consolidated Financial Data" included in the Registration Statement and Prospectus and a reading of the financial statements from which certain of such data were derived, nothing has come to their attention that gives them reason to believe that the "Summary Consolidated Financial Data" and "Selected Consolidated Financial Data" included in the Registration Statement and Prospectus do not comply as to the form in all material respects with the applicable accounting requirements of the Securities Act and the Rules or that the information set forth therein is not fairly stated in relation to the financial statements included in the Registration Statement or Prospectus from which certain of such data were derived are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and Prospectus.

                  References to the Registration Statement and the Prospectus in this paragraph (g) are to such documents as amended and supplemented at the date of the letter.

         (h) The Representatives shall have received on each Closing Date from Hale and Dorr LLP, counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date and stating that the Institutional Selling Stockholders may rely on such opinion, and stating in effect that:

                  (i) Each of the Company and its Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of its incorporation. Each of the Company and its Subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction listed in a schedule to the opinion.

                  (ii) Each of the Company and its Subsidiaries has all requisite corporate power and authority to own, lease and license its assets and properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus and, with respect to the Company, to enter into, deliver and perform this Agreement and to issue and sell the Shares other than those required under the state and foreign Blue Sky laws.

                  (iii) The Company has authorized and issued capital stock as set forth in the Registration Statement and the Prospectus under the caption "Capitalization"; the certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company; all of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. The Shares when issued and sold pursuant to this Agreement will be duly and validly issued, outstanding, fully paid and nonassessable and none of them will have been issued in violation of any preemptive or other similar right. To such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there are no preemptive or other rights to subscribe for or to purchase or any restriction upon the voting or transfer of any securities of the Company pursuant to the Company's Certificate of Incorporation or by-laws. To such counsel's knowledge based upon a review by such counsel of the minute books of the Company and the documents filed by the Company with the Securities and Exchange Commission, except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, exercisable for, or exchangeable for stock of the Company. The Common Stock and the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus. The issued and outstanding shares of capital stock of each of the Company's Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company or by another wholly owned subsidiary of the Company as set forth in a schedule to the opinion and none of the documents filed as exhibits to the Registration Statement or incorporated by reference into the Registration Statement (including documents filed as exhibits to document so incorporated by reference into the Registration Statement creates any security interest, lien, encumbrance, equity or claim, other than as described in the Registration Statement and the Prospectus.

                  (iv) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares. This Agreement has been duly and validly authorized, executed and delivered by the Company.

                  (v) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge, claim, security interest or encumbrance upon any properties or assets of the Company or any of its Subsidiaries pursuant to the terms of any agreement or instrument that is filed as an exhibit to the Registration Statement or to the terms of any of the documents incorporated by reference into the Registration Statement, or violate any provision of the charter or by-laws of the Company or any of its Subsidiaries.

                  (vi) No consent, approval, authorization or order of any court or governmental agency or regulatory body is required for the execution, delivery or performance of this Agreement by the Company or the consummation of the transactions contemplated hereby or thereby, except such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

                  (vii) To such counsel's knowledge, there is no litigation or governmental or other proceeding or investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company which would have a Material Adverse Effect.

                  (viii) The statements (A) incorporated by reference into the Prospectus under the caption "Description of Capital Stock" and (B) in the Registration Statement in Item 15, in each case insofar as such statements constitute summaries of documents referred to therein or matters of law, fairly present the information required with respect to such documents and matters of law and fairly summarize in all material respects the matters required to be disclosed therein. To such counsel's knowledge, there are no contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described therein or filed as required.

                  (ix) The Registration Statement, all preliminary prospectuses and the Prospectus and each amendment or supplement thereto (except for the financial statements and schedules and other financial and statistical data included therein, as to which such counsel expresses no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules.

                  (x) The Registration Statement has become effective under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act.

                  (xi) The Shares have been authorized for quotation on the Nasdaq National Market.

                  (xii) The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the Commonwealth of Massachusetts, the General Corporation Law of the State of Delaware and the Federal laws of the United States; provided that such counsel shall state that, in their opinion, the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.

         In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief and after giving effect to any changes incorporated pursuant to Section 430A under the Securities
Act) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements, notes and schedules thereto and other financial data, as to which such counsel need make no statement) on the date thereof contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (i) The Representatives shall have received on the Firm Shares Closing Date from Choate, Hall & Stewart, counsel for the Institutional Selling Stockholders, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

                           (i) This Agreement, the Custody Agreement, the Power
                  of Attorney and the Lock-Up Agreement each constitute the valid and binding obligation of each Institutional Selling Stockholder. The Custody Agreement, the Power of Attorney and the Lock-Up Agreement are enforceable against such Institutional Selling Stockholder in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws now or hereafter in effect relating to creditors' rights generally, including without limitation, the rights and priorities of creditors provided in Chapter 175, Sections 180A through 180L of the Mass. Gen. Laws in any rehabilitation or liquidation proceeding begun in the Commonwealth of Massachusetts against an insolvent Massachusetts insurer, and subject to general principles of equity.

                           (ii) All of the rights of each Institutional Selling
                  Stockholder in the Shares to be sold by such Institutional Selling Stockholder pursuant to this Agreement, have been transferred to the Underwriters who have severally purchased such Shares pursuant to this Agreement, free and clear of adverse claims, assuming for purposes of this opinion that the Underwriters purchased the same in good faith without notice of any adverse claims.

         To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of the Institutional Selling Stockholders and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the Commonwealth of Massachusetts, the General Corporation Law of the State of Delaware or the Federal laws of the United States; provided that such counsel shall state that, in their opinion, the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.

                  (j) The Representatives shall have received on the Firm Shares Closing Date from internal legal counsel of John Hancock Mutual Life Insurance Company, counsel for the Institutional Selling Stockholders, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

                           (i) This Agreement has been duly and validly executed
                  and delivered by or on behalf of the Institutional Selling Stockholders.

                           (ii) Each Institutional Selling Stockholder has full
                  legal right and authority to enter into this Agreement and to sell, transfer and deliver in the manner provided in this Agreement, the Shares to be sold by such Institutional Selling Stockholder hereunder.

                           (iii) The transfer and sale by each Institutional
                  Selling Stockholder of the Shares to be sold by such Institutional Selling Stockholder as contemplated by this Agreement will not conflict with, result in a breach of, or constitute a default under any agreement or instrument known to such counsel to which such Institutional Selling Stockholder is a party or by which such Institutional Selling Stockholder or any of its properties may be bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation.

                           (iv) No consent, approval, authorization, license,
                  certificate, permit or order of any court, governmental or regulatory agency, authority or body or financial institution is required in connection with the performance of this Agreement by the Institutional Selling Stockholders or the consummation of the transactions contemplated hereby, including the delivery and sale of the Shares to be delivered and sold by the Institutional Selling Stockholders, except such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

         To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of the Institutional Selling Stockholders and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the

Commonwealth of Massachusetts, the General Corporation Law of the State of Delaware or the Federal laws of the United States; provided that such counsel shall state that, in their opinion, the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.

                      (k) The Representatives shall have received on the each
             Closing Date from Hale and Dorr LLP, counsel for the Non-Institutional Selling Stockholders, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

                              (i) This Agreement has been duly and validly
             executed and delivered by or on behalf of the Non-Institutional Selling Stockholders.

                              (ii) This Agreement, the Custody Agreement, the
             Power of Attorney and the Lock-Up Agreement each constitute the valid and binding obligation of each Non-Institutional Selling Stockholder. The Custody Agreement, the Power of Attorney and the Lock-up Agreement are enforceable against such Non-Institutional Selling Stockholder in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws now or hereafter in effect relating to creditors' rights generally, and subject to general principles of equity; and each Non-Institutional Selling Stockholder has full legal right and authority to enter into this Agreement and to sell, transfer and deliver in the manner provided in this Agreement, the Shares to be sold by such Non-Institutional Selling Stockholder hereunder.

                              (iii) The transfer and sale by each
             Non-Institutional Selling Stockholder of the Shares to be sold by such Non-Institutional Selling Stockholder as contemplated by this Agreement will not conflict with, result in a breach of, or constitute a default under any agreement or instrument known to such counsel to which such Non-Institutional Selling Stockholder is a party or by which such Non-Institutional Selling Stockholder or any of its properties may be bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation.

                              (iv) All of the rights of each Non-Institutional
             Selling Stockholder in the Shares to be sold by such the Non-Institutional Selling Stockholder pursuant to this Agreement, have been transferred to the Underwriters who have severally purchased such Shares pursuant to this Agreement, free and clear of adverse claims, assuming for purposes of this opinion that the Underwriters purchased the same in good faith without notice of any adverse claims.

                              (v) No consent, approval, authorization, license,
             certificate, permit or order of any court, governmental or regulatory agency, authority or body or financial institution is required in connection with the performance of this Agreement by the Non-Institutional Selling Stockholders or the consummation of the transactions contemplated hereby, including the delivery and sale of the Shares to be delivered and sold by the Non-Institutional Selling Stockholders, except such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

             To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of the Non-Institutional Selling Stockholders and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the Commonwealth of Massachusetts, the General Corporation Law of the State of Delaware or the Federal laws of the United States; provided that such counsel shall state that, in their opinion, the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.

             In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed. While such counsel has not undertaken to independently verify and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective (except with respect to the financial statements, notes and schedules thereto and other financial data, as to which such counsel need express no belief and after giving effect to any changes incorporated pursuant to Section 430A under the Securities
Act) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements, notes and schedules thereto and other financial data, as to which such counsel need make no statement) on the date thereof and the date of such opinion contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                      (l) All proceedings taken in connection with the sale of
             the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives, and their counsel and the Underwriters shall have received on each Closing Date from Testa Hurwitz & Thibeault LLP a favorable opinion, addressed to the Representatives, with respect to the Shares, the Registration Statement and the Prospectus, and such other related matters, as the Representatives may reasonably request, and the Company shall have furnished to Testa Hurwitz & Thibeault LLP such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                      (m) If the Shares have been qualified for sale in Florida, the Representatives shall have received on each Closing Date certificates, addressed to the Representatives, and dated such Closing Date, of an executive officer of the Company, to the effect that the signer of such certificate has reviewed and understands the provisions of Section 517.075 of the Florida Statutes, and represents that the Company has complied, and at all times will comply, with all provisions of Section 517.075 and further, that as of such Closing Date, neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba.

                      (n) The Representatives shall have received copies of the
             Lock-up Agreements executed by each entity or person described in Sections 4(o), 5(c) and 6(c).

                      (o) The Company and the Selling Stockholders shall have
             furnished or caused to be furnished to the Representatives such further certificates or documents as the Representatives shall have reasonably requested.

                      8.      Covenants of the Company.

                      (a) The Company covenants and agrees as follows:

                              (i) The Company will use its best efforts to cause
                      the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective as promptly as possible. The Company shall prepare the Prospectus in a form approved by the Representatives and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act.

                              (ii) The Company shall promptly advise the
                      Representatives in writing (A) when any amendment to the Registration Statement shall have become effective, (B) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (C) of the prevention or suspension of the use of any preliminary prospectus or the Prospectus or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished the Representatives a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Representatives reasonably object. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                              (iii) If, at any time when a prospectus relating
                      to the Shares is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (ii) of this Section 7(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

                           (iv) The Company shall make generally available to
                  its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earnings statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

                           (v) The Company shall furnish to the Representatives
                  and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request.

                           (vi) The Company shall cooperate with the
                  Representatives and their counsel in endeavoring to qualify the Shares for offer and sale in connection with the offering under the laws of such jurisdictions as the Representatives may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

                           (vii) Without the prior written consent of CIBC World
                  Markets Corp., for a period of 90 days after the date of this Agreement, the Company and each of its individual directors and executive officers shall not issue, sell or register with the Commission (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into, exercisable for or exchangeable for equity securities of the Company), except for the issuance of the Shares pursuant to the Registration Statement, the grant of options and issuance of shares pursuant to the Company's existing stock option plan or bonus plan and the issuance of shares pursuant to options granted pursuant to the Company's existing stock option plan, in each case as described, or incorporated by reference, in the Registration Statement and the Prospectus. In the event that during this period, (i) any shares are issued pursuant to the Company's existing stock option plan or bonus plan that are exercisable during such 90 day period or (ii) any registration is effected on Form S-8 or on any successor form relating to shares that are exercisable during such 90 period, the Company shall obtain the written agreement of such grantee or purchaser or holder of such registered securities that, for a period of 90 days after the date of this Agreement, such person will not, without the prior written consent of CIBC World Markets Corp., offer for sale, sell, distribute, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or exercise any registration rights with respect to, any shares of Common Stock (or any securities convertible into, exercisable for, or exchangeable for any shares of Common Stock) owned by such person.

                           (viii) On or before completion of this offering, the
                  Company shall make all filings required under applicable securities laws and by the Nasdaq National Market (including any required registration under the Exchange Act).

                           (ix) The Company shall file timely and accurate
                  reports in accordance with the provisions of Florida Statutes
                  Section 517.075, or any successor provision, and any regulation promulgated thereunder, if at any time after the Effective Date, the Company or any of its affiliates commences engaging in business with the government of Cuba or any person or affiliate located in Cuba.

                           (x) The Company will apply the net proceeds from the
                  offering of the Shares in the manner set forth under "Use of Proceeds" in the Prospectus.

                  (b) The Company agrees to pay, or reimburse if paid by the Representatives and/or any Institutional Selling Stockholder, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Shares and the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each preliminary prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares to the Underwriters; (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 7(a)(vi), including the reasonable fees and disbursements of counsel for the Underwriters and the Institutional Selling Stockholders in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters and the Institutional Selling Stockholders of copies of each preliminary prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the filing fees of the NASD in connection with its review of the terms of the public offering and reasonable fees and disbursements of counsel for the Underwriters in connection with such review; (vi) inclusion of the Shares for quotation on the Nasdaq National Market; and (vii) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriters. Subject to the provisions of Section 10, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Underwriters.

                  (c) The Company agrees to pay, or reimburse if paid by the Institutional Selling Stockholders, any transfer taxes incident to the transfer to the Underwriters of the Shares being sold by the Institutional Selling Stockholders. The Non-Institutional Selling Stockholders will pay any transfer taxes incident to the transfer to the Underwriters of the Shares being sold by the Non-Institutional Selling Stockholders. Nothing herein shall alter the continuing obligations of the Company to the Institutional Selling Stockholders arising under that certain Note and Warrant Agreement dated January 26, 1993 (as amended, modified and supplemented, the "Note and Warrant Agreement") and the other Operative Agreements (as defined in the Note and Warrant Agreement), including, without limitation, sections 22 and 23 of the Note and Warrant Agreement.

                  9. Indemnification.

                  (a) The Company and the Selling Stockholders agree, jointly and severally, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
         Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based (i) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or in any Blue Sky application or other information or other documents executed by the Company filed in any state or other jurisdiction to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter referred to as a "Blue Sky Application") or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) in whole or in part upon any breach of the representations and warranties set forth in Section 4 hereof, or (iii) in whole or in part upon any failure of the Company to perform any of its obligations hereunder or under law; provided, however, that (A) such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement or the Prospectus, or such amendment or supplement thereto, or in any Blue Sky Application and (1) such Underwriter failed to send or give a copy of the Prospectus, as the same may then be supplemented or amended, to such person within the time required by the Act and the untrue statement or omission (or alleged untrue statement or omission) was contained in the Prospectus or (2) in reliance upon and in conformity with information furnished in writing to the Company by the Representatives on behalf of any Underwriter specifically for use therein, and (B) no Selling Stockholder shall be liable or have any obligation except if and only to the extent that such loss, claim, damage or liability arises out of or is based upon an untrue statement (or alleged untrue statement) or omission (or alleged omission) contained in (or omitted from) any such document in reliance upon and in conformity with information furnished in writing to the Company by such Selling Stockholder specifically for use therein. Notwithstanding the foregoing, the liability of each Selling Stockholder pursuant to the provisions of this Section 9(a) and
         Section 10 shall be limited to the lesser of (i) an amount equal to the aggregate net proceeds actually received by such Selling Stockholder from the sale of such Shares sold by the Selling Stockholder hereunder and (ii) that percentage of the total amount of such losses, claims, damages or liabilities indemnified against by the Selling Stockholder equal to the percentage obtained by dividing the total number of Shares sold by the Selling Stockholder hereunder by the total number of shares sold hereunder, including any Option Shares so sold. Notwithstanding anything to the contrary contained in this Section 9(a) or Section 10, each Underwriter agrees not to assert its rights to indemnity under this Section 9(a) or rights of Contribution under Section 10 against any Selling Stockholder until (i) such Underwriter has requested indemnification and reimbursement from the Company for such losses, claims, damages, liabilities or expenses and (ii) the Company does not within 90 days of such request (A) agree to so indemnify such Underwriter and (B) reimburse in full such Underwriter or controlling person for any such losses, claims, damages, liabilities or expenses incurred. This indemnity agreement will be in addition to any liability which the Company and the Selling Stockholders may otherwise have.

                  (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Stockholders and each person, if any, who controls the Company or the Institutional Selling Stockholders within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, to the same extent as the foregoing indemnity from the Company and the Selling Stockholders to each Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, contained in the (i) concession and reallowance figures appearing under the caption "Underwriting" and (ii) the stabilization information contained under the caption "Underwriting" in the Prospectus; provided, however, that the obligation of each Underwriter to indemnify the Company or the Selling Stockholders (including any controlling person, director or officer thereof) shall be limited to the net proceeds received by the Company from such Underwriter. This indemnity agreement will be in addition to any liability that the Underwriters may otherwise have.

                  (c) Any party that proposes to assert the right to be indemnified under this Section (or contribution under Section 10, as further provided in the last sentence to this Section 9(c)) will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 9(a) or 9(b) shall be available to any party who shall fail to give notice as provided in this Section 9(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action, claim or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, claim or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. If an indemnifying party has agreed to assume the defense of any claim against an indemnified party, the indemnified party shall provide the indemnifying party with prior written notice of any proposed settlement and shall not complete any settlement without the prior written consent of the indemnifying party. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed. Proceedings with respect to contribution obligations under section 10 shall be subject to the same conditions as provided in this Section 9(c).

                  10. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 9(a) or 9(b) is due in accordance with its terms but for any reason is held to be unavailable to or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b), then each indemnifying party shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) to which the indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 9 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Stockholders and the Underwriters shall be deemed to be in the same proportion as (x) the total net proceeds from the offering (net of underwriting discounts but before deducting expenses) received by the Company or the Selling Stockholder, as set forth in the table on the cover page of the Prospectus, bear to (y) the underwriting discounts received by the Underwriters, as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Selling Stockholders or the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company and the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
         Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 10, (i) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder; (ii) the Company shall be liable and responsible for any amount in excess of such underwriting discount; and (iii) in no case shall any Selling Stockholder be liable and responsible under Section 9 and this Section 10 for any amount in excess of the lesser of (x) the aggregate net proceeds of the sale of Shares received by such Selling Stockholder and (y) that percentage of the total amount of such losses, claims, damages or liabilities indemnified against by such Selling Stockholder equal to the percentage obtained by dividing the total number of Shares sold by such Selling Stockholder hereunder by the total number of Shares sold hereunder, including any Option Shares so sold; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, each person, if any, who controls an Underwriter or an Institutional Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter or Institutional Selling Stockholder, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and
         (ii) in the immediately preceding sentence of this Section 10. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriter's obligations to contribute pursuant to this
         Section 10 are several in proportion to their respective underwriting commitments and not joint.

                  The Selling Stockholders' obligations in this Agreement, including without limitation obligations under Section 9 and this
         Section 10 to indemnify and/or contribute, are several and not joint, and no Selling Stockholder shall be liable for any act or omission of any other Selling Stockholder.

                  11. Termination. This Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Representatives by notifying the Company and the Selling Stockholders at any time:

                  (a) in the absolute discretion of the Representatives at or before any Closing Date: (i) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representatives will in the future materially disrupt, the securities markets; (ii) if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, inadvisable to proceed with the offering; (iii) if there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Shares;
         (iv) if trading in the Shares has been suspended by the Commission or trading generally on the New York Stock Exchange, Inc., on the American Stock Exchange, Inc. or the Nasdaq National Market has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; or (v) if a banking moratorium has been declared by any state or Federal authority; or (vi) if, in the judgment of the Representatives, there has occurred a Material Adverse Effect, or

                  (b) at or before any Closing Date, that any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement.

                  If this Agreement is terminated pursuant to any of its provisions, neither the Company nor the Selling Stockholders shall be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company or any of the Selling Stockholders, except that (y) if this Agreement is terminated by the Representatives or the Underwriters because of any failure, refusal or inability on the part of the Company or the Selling Stockholders to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company, the Selling Stockholders or to the other Underwriters for damages occasioned by its failure or refusal.

                  12. Substitution of Underwriters. If one or more of the Underwriters shall fail (other than for a reason sufficient to justify the cancellation or termination of this Agreement under Section 11) to purchase on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the Representatives may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Representatives may deem advisable or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the Representatives, in each case upon the terms set forth in this Agreement. If no such arrangements have been made by the close of business on the business day following such Closing Date,

                  (a) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall not exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then each of the nondefaulting Underwriters shall be obligated to purchase such Shares on the terms herein set forth in proportion to their respective obligations hereunder; provided, that in no event shall the maximum number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 12 by more than one-ninth of such number of Shares without the written consent of such Underwriter, or

                  (b) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then the Company shall be entitled to one additional business day within which it may, but is not obligated to, find one or more substitute underwriters reasonably satisfactory to the Representatives to purchase such Shares upon the terms set forth in this Agreement.

                  In any such case, either the Representatives or the Company shall have the right to postpone the applicable Closing Date for a period of not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus) may be effected by the Representatives and the Company. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter or Underwriters shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters or the Company shall make arrangements pursuant to this Section within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Agreement shall terminate with respect to the Shares to be purchased on such Closing Date without liability on the part of any nondefaulting Underwriter to the Company or the Selling Stockholders and without liability on the part of the Company, except in both cases as provided in Sections 8(b), 9, 10 and 11. The provisions of this Section shall not in any way affect the liability of any defaulting Underwriter to the Company or the nondefaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

                  13. Miscellaneous. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of the Selling Stockholders and of the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or the Selling Stockholders or any of the officers, directors or controlling persons referred to in Sections 9 and 10 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 8(b), 9, 10 and 11 shall survive the termination or cancellation of this Agreement.

                  This Agreement has been and is made for the benefit of the Underwriters, the Company and the Selling Stockholders and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, the Institutional Selling Stockholders, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

                  All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the Representatives, c/o CIBC World Markets Corp., One World Financial Center, New York, New York 10281 Attention: Peter J. Crowley, with a copy to Leslie E. Davis, Esq., Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts 02110 and (b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement with a copy to John K.P. Stone, Esq., Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02108 (c) if to the Non-Institutional Selling Stockholders to each of them at the addresses set forth in their respective Custody Agreements with a copy to John K.P. Stone, Esq., Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02108 and (d) if to the Institutional Selling Stockholders, c/o John Hancock Mutual Life Insurance Company, Bond and Corporate Finance Department, 200 Clarendon Street, Boston, Massachusetts 02117
Attention: D. Dana Donovan, with a copy to W. Brewster Lee, Esq., Choate, Hall & Stewart, Exchange Place, 53 State Street, Boston, Massachusetts 02109.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

                  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                      Please confirm that the foregoing correctly sets forth the agreement among us.

                             Very truly yours,

                             POLYMEDICA CORPORATION


                             By:
                                  ---------------------------------
                                     Title:


                             SELLING STOCKHOLDERS


                             By:
                                  ---------------------------------
                                     Title:  Attorney-In-Fact

Confirmed:

CIBC WORLD MARKETS CORP.
FIRST UNION CAPITAL MARKETS CORP.

Acting severally on behalf of itself and as representative of the several Underwriters named in Schedule I annexed hereto.

By:  CIBC WORLD MARKETS CORP.


By:
   ---------------------------------
      Title:

                                   SCHEDULE I



                                                                  Number of Firm Shares to    Number of Firm Shares
                                                                   Be Purchased From the      to Be Purchased From
Name                                                                      Company            the Selling Stockholders
----                                                              ------------------------   ------------------------
CIBC World Markets Corp.
First Union Capital Markets Corp.

                                                                 ------------------          ------------------

                  TOTAL
                                                                 ==================          ==================

                                   SCHEDULE II

                                                                   Number of      Number of
Institutional Selling Stockholders                                Firm Shares   Option Shares
----------------------------------                                -----------   -------------
John Hancock Mutual Life Insurance Company




Non-Institutional Selling Stockholders

Steven J. Lee
Arthur A. Siciliano
Eric G. Walters
Daniel F. Bernstein


                                                                  -----------   --------------

                  TOTAL
                                                                  ===========   ==============